UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 18, 2013

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Snunit Street	20100
Science Park, POB 455
Carmiel, Israel
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +972-4-988-9488

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 18, 2013, Protalix BioTherapeutics, Inc. and Pfizer Inc. announced that the Brazilian National Health Surveillance Agency (ANVISA, Agencia Nacional de Vigilancia Sanitaria) has granted regulatory approval to UPLYSO™ (alphataliglicerase) for the long-term enzyme replacement therapy for adults with a confirmed diagnosis of Type I Gaucher disease. Gaucher disease is a rare lysosomal storage disorder that affects approximately 10,000 people worldwide. UPLYSO is known as ELELYSO™ (taliglucerase alfa) outside of Latin America. A copy of the press release is filed as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

99.1         Press release dated March 18, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.

Date: March 18, 2013	By: /s/ David Aviezer, Ph.D.
Name: David Aviezer, Ph.D. Title: President and Chief Executive Officer

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